                                                                   Exhibit 10.15

                     THIRD CONSENT AND AMENDMENT AGREEMENT

                           dated as of July 10, 1997

                                      to

                        PURCHASE AND SERVICING AGREEMENT

                          dated as of December 1, 1994

                                     among

                             AK STEEL CORPORATION,
                          as Originator and Servicer,

                           AK STEEL RECEIVABLES LTD.,
                                 as Transferor
                          The Purchasers Party Thereto

                                      and

                     PNC BANK, OHIO, NATIONAL ASSOCLATION,
                         as L/C Issuing Bank, as Lender
                           under Swing Line Advances
                        and as Agent for the Purchasers

                               TABLE OF CONTENTS

Document                                                             Tab No.
--------                                                             -------

Third Consent and Amendment Agreement, dated as of July 10, 1997        1

Certificate of the Secretary of AK Steel Corporation                    2

Certificate of the Secretary of AKSR Investments, Inc.                  3

================================================================================

                     THIRD CONSENT AND AMENDMENT AGREEMENT

                           dated as of July 10, 1997

                                       to
                                       --

                        PURCHASE AND SERVICING AGREEMENT
                          dated as of December 1, 1994
                                     among
                             AK STEEL CORPORATION,
                          as Originator and Servicer,
                           AK STEEL RECEIVABLES LTD.,
                                 as Transferor
                          The Purchasers Party Thereto
                                      and
                     PNC BANK, OHIO, NATIONAL ASSOCIATION,
           as L/C Issuing Bank, as lender under Swing Line Advances,
                        and as Agent for the Purchasers


================================================================================

      This THIRD CONSENT and AMENDMENT AGREEMENT (this "Amendment"), dated as of
                                                        ---------
    July 10, 1997, is made among AK STEEL CORPORATION ("AK Steel"), as
                                                        --------
    Originator and Servicer, AK STEEL RECEIVABLES LTD. ("AK Ltd."), as successor
                                                         -------
    to the original Transferor, the Purchasers party hereto, and PNC BANK, OHIO, NATIONAL ASSOCIATION ("PNC"), as L/C Issuing Bank, as lender under Swing
                           ---
    Line Advances, and as Agent for the Purchasers (the "Agent").
                                                         -----

                                   BACKGROUND

      A. AK Steel, AK Ltd., the Purchasers party hereto, PNC and the Agent are parties to a Purchase and Servicing Agreement dated as of December 1, 1994, (as amended or otherwise modified from time to time, the "Purchase and
                                                              ------------
    Servicing Agreement"), pursuant to which AK Ltd. sells, and the Purchasers
    -------------------
    purchase, Undivided Fractional Interests in certain Transferor Receivables and related Transferor Assets originated by AK Steel;

      B. The parties hereto wish to amend the Purchase and Servicing Agreement with respect to the Amortization Date, the L/C Facility Sub-Amount and certain fees, as provided below.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. Except as otherwise defined herein, capitalized
                 -----------
    terms shall have the meanings set forth in the Purchase and Servicing Agreement.

      SECTION 2. Consent. Each of AK Steel, AK Ltd., PNC (in all its capacities
                 -------
    set forth on the signature pages hereto) and each Purchaser consents to and approves the amendment of the Purchase and Servicing Agreement as set forth herein.

      SECTION 3. Certain Amendments to the Purchase and Servicing Agreement.
                 ----------------------------------------------------------

      SECTION 3.1 Amendments to Article I of Purchase and Servicing Agreement.
                  -----------------------------------------------------------

      (A) The definition of "Adjusted Eurodollar Rate" contained in Section 1.01 is amended to read in full as follows:

       ""Adjusted Eurodollar Rate" shall mean, with respect to the subject
         ------------------------
     Eurodollar Tranche and the subject Yield Period, an interest rate per annum equal to (a) the Eurodollar Rate calculated with respect to the subject Eurodollar Tranche and relevant Yield Period, plus (b) 0.50%."
                                                   ----

      (B) The definition of "Amortization Date" contained in Section 1.01 is amended to read in full as follows:

       ""Amortization Date" shall mean June 30, 2002, or, if earlier, the date
         -----------------
     specified as the Amortization Date pursuant to Section 10.01 following the
                                                    -------------
     occurrence of an Early Amortization Event or by the Transferor pursuant to
     Section 15.01."
     -------------

      (C) The definition of "Applicable Commitment Fee Percentage" contained in
    Section 1.01 is amended to read in full as follows:

       ""Applicable Commitment Fee Percentage" shall mean, for any day, (a)
         ------------------------------------
     0.15% per annum, if rating Level 1 applies on such day, (b) 0.20% per annum, if Rating Level 2 applies on such day, or (c) 0.30% per annum, if Rating Level 3 applies on such day. Each change in the Applicable Commitment Fee Percentage resulting from a change in the Rating Level shall become effective as of the opening of business on the date of announcement or publication by the respective Rating Agencies of a change in such rating or, in the absence of such announcement or publication as of the opening of business on the effective date of such changed rating. In calculating the Applicable Commitment Fee Percentage, Rating Level 3 shall be deemed to apply on any day on which either (i) an Early Amortization Event shall have occurred and be continuing, or (ii) either Rating Agency suspends or withdraws its rating of any long-term unsecured debt issues of the Originator."

       (D) The definition of "L/C Facility Sub-Amount" contained in Section 1.01 is deleted in its entirety.

       (E) The definition of "Utilization Fee" contained in Section 1.01 is deleted in its entirety.

SECTION 3.2 Amendments to Article III of Purchase and Servicing Agreement.
            -------------------------------------------------------------

       (A) Section 3.02(a) is amended to read in its entirety as follows:

          "(a) after giving effect to the issuance of the requested Letter of Credit, (i) the Aggregate Participation Amount would exceed the Maximum Invested Amount, (ii) the Required Net Pool balance would be greater than the Net Pool Balance, or (iii) any Early Amortization Event or Potential Early Amortization Event would exist;"

       (B) Section 3.06(b) is amended to read in its entirety as follows:

          "(b) Responsibilities of the L/C Issuing Bank; Issuance. The L/C
               --------------------------------------------------
     Issuing Bank shall determine, as of the close of business on the Business
     Day
     immediately preceding the requested issuance date, the excess of the Maximum Invested Amount over the Aggregate Participation Amount. If, and only if, the face amount of the requested Letter of Credit is less than or equal to the amount of such excess, and subject to the conditions set forth in Article VIII hereof, the L/C Issuing Bank shall issue the
        ------------
     Letter of Credit. In this connection, the L/C Issuing Bank may conclusively presume that the applicable conditions set forth in Section 8.02 have been
     satisfied unless the L/C Issuing                    ------------

     Bank shall have received written notice to the contrary from the Transferor, the Servicer, the Agent or a Purchaser."

     SECTION 3.3 Amendments to Article V of Purchase and Servicing Agreement.
                 -----------------------------------------------------------

       (A) Section 5.02(a)(ii) is amended to read in its entirety as follows:

          "(ii) The Transferor shall pay to the Agent, solely for the account of the Purchasers, a nonrefundable issuance fee for each Letter of Credit issued hereunder, such issuance fee to be equal to 0.50% per annum payable quarterly as provided in Section 5.04(c), on the aggregate face amount of
                              ---------------
     such Letters of Credit outstanding from time to time, for distribution to the Purchasers in proportion to their respective participations therein, provided, that on any day when an Early Amortization Event shall have
     --------
     occurred and be continuing, such fee shall accrue and be payable at the rate of 2.0% per annum.

       (B) Section 5.02(d) is deleted and replaced with the following:

          "(d) [Intentionally omitted]"

     SECTION 4. Representations and Warranties. Each of AK Steel and AK Ltd.
                ------------------------------
represents and warrants to the Agent and each Purchaser that:

       (A) the execution and delivery by it of this Amendment, and the performance of its obligations under the Purchase and Servicing Agreement, as modified by this Amendment, are within its corporate powers or its power as a limited liability company, as the case may be, have been duly authorized by all necessary corporate and other action, have received all necessary governmental and other consents and approvals, and do not and will not contravene or conflict with or violate any Requirements of Law applicable to AK Steel or AK Ltd. or their respective property or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which AK Steel or AK Ltd. is a party or by which either of them or their properties are bound,

       (B) this Amendment has been duly executed and delivered by it, and the Purchase and Servicing Agreement, as amended hereby, is its legal, valid and binding obligation, enforceable against it in accordance with its terms,

       (C) (i) the representations and warranties made by it in the Purchase and Servicing Agreement, without giving effect to this Amendment, are true and correct immediately prior to this Amendment as though made at such time, except to the extent that they specifically relate to an earlier date, and
     (ii) the representations and warranties made by it in the Purchase and Servicing Agreement will be true and correct immediately after giving effect to this Amendment, and

       (D) after giving effect to this Amendment, no Early Amortization Event or Potential Early Amortization Event shall exist.

     SECTION 5. Effectiveness. This Amendment will become effective on the date
                -------------
when the Agent shall have received the following (including by facsimile transmission):

       (A) Counterparts of this Amendment executed by AK Steel, AK Ltd., PNC, and each Purchaser;

       (B) Certified resolutions of the boards of directors (or executive committees thereof) of AK Steel and the members of AK Ltd., and a certified resolution of the members of AK Ltd., authorizing the execution, delivery and performance of this Amendment and of the Purchase and Servicing Agreement as amended hereby; and

       (C) Incumbency certificates showing specimen signatures and offices of the Persons executing this Amendment on behalf of AK Steel and the members of AK Ltd.

     SECTION 6. Miscellaneous.
                  -------------

       (A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF OHIO.

       (B) This Amendment may be executed in any number of counterparts and by the different Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

       (C) Any reference to the Purchase and Servicing Agreement contained in any notice, request, certificate or other document executed in connection herewith shall be deemed to be a reference to the Purchase and Servicing Agreement as amended or modified hereby. Except as expressly modified hereby, the Purchase and Servicing Agreement is hereby ratified and confirmed by AK Steel and AK Ltd. and remains in full force and effect.

       IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                             AK STEEL CORPORATION,
                              as Originator and Servicer

                             By:  /s/ James L. Wainscott
                                ------------------------------
                              Name: James L. Wainscott
                              Title: Vice President and Treasurer


                             AK STEEL RECEIVABLES LTD.
                               By AKSR INVESTMENTS, INC., its Managing Member

                             By: /s/ James L. Wainscott
                                -----------------------------
                              Name: James L. Wainscott
                              Title: Treasurer


                             and By: AKS INVESTMENTS, INC.
                                its only other Member

                             By: /s/ James L. Wainscott
                                -----------------------------
                              Name: James L. Wainscott
                              Title: Treasurer

                             PNC BANK, OHIO, NATIONAL ASSOCIATION,
                             as L/C Issuing Bank, as lender under Swing Line Advances, as Agent for the Purchasers and as a Purchaser

                             By: /s/ Matthew D. Tevis
                                -----------------------------
                              Name: Matthew D. Tevis
                              Title: Vice President

                             NBD BANK, N.A., as a Purchaser


                             By: /s/ Robert A Minardi
                                ----------------------------------
                              Name:  Robert A. Minardi
                              Title: Vice President

                             COMERICA BANK, as a Purchaser


                             By: /s/ Hugh G. Porter
                                ----------------------------------
                              Name:  Hugh G. Porter
                              Title: Vice President


                             KEY BANK, NATIONAL ASSOCIATION (formerly called Society National Bank), as a Purchaser


                             By: /s/ Thomas J. Purcell
                                ----------------------------------
                              Name:  Thomas J. Purcell
                              Title: Vice President


                             THE FIFTH THIRD BANK, as a Purchaser


                             By: /s/ A.K. Hauck
                                ----------------------------------
                              Name:  A.K. Hauck
                              Title: Vice President

                             STAR BANK, NATIONAL ASSOCIATION, as a Purchaser


                             By: /s/ Jane L. Lewin
                                ----------------------------------
                              Name:  Jane L. Lewin
                              Title: Assistant Vice President

                            CERTIFICATE OF SECRETARY
                                       OF
                             AK STEEL CORPORATION

       This Certificate is furnished in connection with that certain Third Consent and Amendment Agreement, dated as of July 9, 1997, among AK Steel Corporation, as Originator and Servicer, AK Steel Receivables Inc., as Transferor, the Purchasers parties thereto, and PNC Bank, Ohio, National Association, as L/C Issuing Bank, as lender under Swing Line Advances and as Agent for the Purchasers. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to such terms in the Third Consent and Amendment Agreement.

       I, the undersigned, Secretary of AK STEEL CORPORATION, a Delaware corporation (the "Corporation"), DO HEREBY CERTIFY as follows:

       1. Attached hereto as Exhibit I is a true, correct and complete copy of
                             ---------
     resolutions duly adopted by the Board of Directors of the Corporation, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect.

       2. The persons named in Exhibit II hereto are duly elected and duly
                               ----------
     qualified officers of the Corporation holding the respective offices set forth therein opposite their names, and the signatures set forth therein opposite their names are their genuine signatures.

       WITNESS my hand as of July  9  , 1997.

                                                /s/ John G. Hritz
                                                ------------------------------
                                                John G. Hritz
                                                Secretary

       I, the undersigned, Executive Vice President of AK STEEL CORPORATION, a Delaware corporation, DO HEREBY CERTIFY that:

       John G. Hritz is the duly elected and qualified Secretary of AK STEEL CORPORATION and the signature above is such person's genuine signature.

       WITNESS my hand as of July  9  , 1997.

                                                /s/ Richard E. Newsted
                                                ------------------------------
                                                Richard E. Newsted
                                                Executive Vice President

                                   EXHIBIT I
                                   ---------

               COPY OF THE RESOLUTIONS OF THE BOARD OF DIRECTORS
                                       OF
                              AK STEEL CORPORATION

                             See attachment hereto.

RECEIVABLES SECURITIZATION
--------------------------

     RESOLVED, that the proposed securitization (the "Receivables Securitization") by AK Steel Corporation (the "Corporation") of its accounts receivable together with certain contract rights and other assets related thereto generated in connection with the sale of goods and services to its customer base is hereby authorized and approved, and that each of the Designated Officers is hereby authorized and directed to take any and all actions, including those described in these resolutions, deemed necessary or advisable in order to implement the Receivables Securitization, subject only to any restrictions imposed by these resolutions.

     RESOLVED, that the Corporation is hereby authorized to incorporate AK Steel Receivables Inc., a Delaware special purpose corporation ("AKR"), and is further authorized to subscribe and pay for 100% of the issued and outstanding capital stock of AKR pursuant to the Receivables Purchase Agreement referred to below.

     RESOLVED, that the Corporation shall sell, convey and transfer, without recourse, to AKR from time to time all of its accounts receivable which exist as of a date determined by the Designated Officers, or which arise from time to time thereafter, in exchange for cash and stock, and subordinated notes or letter of credit notes, pursuant to a Receivables Purchase Agreement between the Corporation and AKR (the "Receivables Purchase Agreement"), in the form and containing such terms and provisions as the officer or officers executing the same shall deem necessary and appropriate, including without limitation certain indemnifications relating to Deemed Collections (as defined in the Receivables Purchase Agreement), and that the proceeds from the sales of receivables pursuant to the Receivables Purchase Agreement shall be used for general corporate purposes.

     RESOLVED, that the Corporation is hereby authorized to enter into a Purchase and Servicing Agreement among AKR, as Transferor, the Corporation, as Servicer and Originator, the financial institutions parties thereto ("Purchasers"), and PNC Bank, Ohio, National Association, as Agent, L/C Issuing Bank and Swing Line Lender (the "Purchase and Servicing Agreement"), in the form and containing such terms and provisions as the officer or officers executing the same shall deem necessary and appropriate.

     RESOLVED, that each of the Designated Officers of the Corporation is hereby authorized on behalf of the Corporation to perform any act or discharge any duty of the Corporation under or pursuant to the Purchase and Servicing Agreement (including without limitation the Corporation's duties as Servicer thereunder), the Receivables Purchase Agreement and any and all ancillary agreements or documents required or contemplated thereby, including, without limitation, to deliver any certificates, to request, consent to and execute and deliver any waivers or amendments to such agreements, and to give any notices required to be given under any of them.

     RESOLVED, that each of the Designated Officers of the Corporation is each hereby authorized to negotiate and conclude the Receivables Securitization, including the Purchase and Servicing Agreement, the Receivables Purchase Agreement and any and all ancillary agreements or documents required or contemplated thereby, and are hereby authorized to take any and a11 actions and to enter into and to execute and deliver, or cause to be executed and delivered, such other documents, agreements or instruments as the officer or officers executing the same may deem necessary or advisable to fully implement the purposes of the foregoing resolutions, the authority for the taking of such actions and the execution and delivery of such agreements, documents and instruments to be conclusively evidenced thereby, and the Receivables Securitization as so concluded is in all respects approved and authorized.

     RESOLVED, that the Board of Directors hereby determines in good faith that the terms of such Receivables Purchase Agreement and Purchase and Servicing Agreement are not less favorable to the Corporation than would be obtainable currently for a comparable transaction or series of similar transactions in arms-length dealings with an unrelated third party.

GENERAL
-------

     RESOLVED, that the term "Designated Officers" as used herein shall mean the Chief Executive Officer, the Chief Financial Officer, the Controller and the General Counsel of the Corporation or any one of them and, for certification purposes only, the Secretary and any Assistant Secretary.

     RESOLVED, that each of the Designated Officers of the Corporation shall be, and hereby are, authorized and directed to take, or cause to be taken, any and all actions, and to execute and deliver in the name and on behalf of the Corporation any and all certificates, orders, receipts, notices, requests, demands, directions, consents, approvals, orders, applications, agreements, undertakings, supplements, amendments, further assurances and other instruments, documents and communications consistent with these resolutions, as such Designated Officer may deem to be necessary or advisable in order to carry into effect the intent of these resolutions or to comply with the requirements of the instruments approved and authorized by these resolutions or to effectuate fully the actions contemplated hereby.

     RESOLVED, that any actions of the Board, and of any person or persons designated and authorized to act by the Board, which acts would have been authorized by the foregoing resolutions, shall be, and hereby are, severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the Corporation, and that any acts of the Designated Officers in respect of the matters set forth in these resolutions shall be deemed to be acts in the name of and on behalf of the Board and the Corporation as fully as if such acts were made by the entire Board.

RECISION OF PRIOR RESOLUTIONS
-----------------------------

     RESOLVED, that the resolutions adopted by this Board on July 6, 1994 authorizing a Receivables Securitization and a Revolving Inventory Credit Agreement are hereby rescinded.

                                                                      Exhibit II
                                                                      ----------

                                    OFFICERS
                                    --------
                                       OF
                                       --
                              AK STEEL CORPORATION
                              --------------------

    Name                        Title                   Signature
    ----                        -----                   ---------

  Richard E. Newsted    Chief Financial Officer    /s/ Richard E. Newsted
 --------------------  -------------------------  ------------------------
  John G. Hritz         General Counsel            /s/ John G. Hritz
 --------------------  -------------------------  ------------------------

                           CERTIFICATE OF SECRETARY
                                      OF
                            AKSR INVESTMENTS, INC.

       This Certificate is furnished in connection with that certain Third Consent and Amendment Agreement, dated as of July 9, 1997, among AK Steel Corporation, as Originator and Servicer, AK Steel Receivables Ltd., as Transferor, the Purchasers parties thereto, and PNC Bank, Ohio, National Association, as L/C Issuing Bank, as lender under Swing Line Advances and as Agent for the Purchasers. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to such terms in the Third Consent and Amendment Agreement.

       I, the undersigned, Secretary of AKSR INVESTMENTS, INC., an Ohio corporation (the "Corporation"), the manager of AK STEEL RECEIVABLES LTD. ("AK Ltd."), DO HEREBY CERTIFY as follows:

       1. Attached hereto as Exhibit I is a true, correct and complete copy of
                             ---------
     resolutions duly adopted by the Board of Directors of the Corporation, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect.

       2. The persons named in Exhibit II hereto are duly elected and duly
                               ----------
     qualified officers of the Corporation holding the respective offices set forth therein opposite their names, and the signatures set forth therein opposite their names are their genuine signatures.

       3. Attached hereto as Exhibit III is a true, correct and complete copy of
                             -----------
     resolutions duly adopted by all of the members of AK Ltd., which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect.

        WITNESS my hand as of July 9, 1997.


                                                        /s/ Joseph W. Plye
                                                       -------------------------
                                                       Joseph W. Plye
                                                       Secretary

      I, the undersigned, President of AKSR INVESTMENTS, INC., an Ohio corporation (the "Corporation"), the manager of AK STEEL RECEIVABLES LTD., DO HEREBY CERTIFY that:

      Joseph W. Plye is the duly elected and qualified Secretary of AKSR INVESTMENTS, INC. and the signature above is such person's genuine signature.

      WITNESS my hand as of July 9, 1997.


                                                  /s/ Richard E. Newsted
                                                 -------------------------------
                                                 Richard E. Newsted
                                                 President

                                                                       EXHIBIT I
                                                                       ---------

                     RESOLUTIONS OF THE BOARD OF DIRECTORS
                     -------------------------------------
                                       OF
                                       --
                             AKSR INVESTMENTS INC.
                             ---------------------
                              (the "Corporation")

      RESOLVED, that the Corporation, in its own capacity and as manager on behalf of AK Steel Receivables Ltd. ("AK Ltd."), is hereby authorized and directed to enter into a Third Consent and Amendment Agreement dated as of July 9, 1997 (the "Amendment") among AK Steel Corporation, as Originator and Servicer, AK Ltd., as Transferor, the Purchasers parties thereto, and PNC Bank, Ohio, National Association ("PNC"), as L/C Issuing Bank, as lender under Swing Line Advances and as Agent for the Purchasers (in such capacity "Agent"), in the form and containing such terms and provisions as the Designated Officer or Officers executing the same shall deem necessary and appropriate.

      RESOLVED, that each of the Designated Officers of the Corporation is hereby authorized to negotiate and conclude on behalf of the Corporation and AK Ltd. the Amendment and any and all ancillary agreements or documents required or contemplated thereby, and are hereby authorized to take any and all actions and to enter into and to execute and deliver, or cause to be executed and delivered, on behalf of the Corporation and AK Ltd., such other documents, agreements or instruments as the officer or officers executing the same may deem necessary or advisable to fully implement the purposes of the foregoing resolutions, the authority for the taking of such actions and the execution and delivery of such agreements, documents and instruments to be conclusively evidenced thereby, and such agreements and transactions as so concluded are in all respects approved and authorized by the Board of Directors.

      RESOLVED, that the term "Designated Officers" as used herein shall mean the President, any Vice President, the Treasurer, the Controller and the Secretary of the Corporation or any one of them and, for certification purposes only, the Secretary or any Assistant Secretary.

      RESOLVED, that each of the Designated Officers of the Corporation shall be, and hereby are, authorized and directed to take, or cause to be taken, on behalf of the Corporation and AK Ltd., any and all actions, and to execute and deliver in the name and on behalf of the Corporation, in its own capacity and as manager of AK Ltd., any and all certificates, orders, receipts, notices, requests, demands, directions, consents, approvals, orders, applications, agreements, undertakings, supplements, amendments, further assurances and other instruments, documents and communications, consistent with these resolutions, as such Designated Officer may deem to be necessary or advisable in order to carry into effect the intent of these resolutions or to comply with the requirements of the instruments referred to in these resolutions or to effectuate fully the actions contemplated hereby.

      RESOLVED, that any actions of the Board, and of any person or persons designated and authorized to act by the Board, which acts would have been authorized by the foregoing resolutions, shall be, and hereby are, severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the Corporation and AK Ltd.; and that any acts of the Designated Officers in respect of the matters set forth in these resolutions shall be deemed to be acts in the name of and on behalf of the Board and the Corporation and AK Ltd. as fully as if such acts were made by the entire Board.

                                                                      Exhibit II
                                                                      ----------
                                   OFFICERS
                                   --------
                                      OF
                                      --
                            AKSR INVESTMENTS, INC.
                            ----------------------


       Name                         Title                   Signature
       ----                         -----                   ---------

Richard E. Newsted         President                  /s/ Richard E. Newsted
-----------------------    --------------------     ---------------------------
John G. Hritz              Vice President             /s/ John G. Hritz
-----------------------    --------------------     ---------------------------
James L. Wainscott         Treasurer                  /s/ James L. Wainscott
-----------------------    --------------------     ---------------------------
Donn Korade                Controller                 /s/ Donn Korade
-----------------------    --------------------     ---------------------------
Joseph W. Plye             Secretary                  /s/ Joseph W. Plye
-----------------------    --------------------     ---------------------------

                                                                     EXHIBIT III
                                                                     -----------

                           AK STEEL RECEIVABLES LTD.
                              WRITTEN CONSENT OF
                                    MEMBERS

    The undersigned, being all the members of AK Steel Receivables Ltd. (the "Company"), hereby waive notice of a members' meeting for the consideration of the following resolutions and hereby consent in writing, to the adoption without a meeting of the following resolutions:

      RESOLVED, that the Company, is hereby authorized and directed to enter into a Third Consent and Amendment Agreement dated as of July 9 , 1997 (the "Amendment") among AK Steel Corporation, as Originator and Servicer, the Company, as Transferor, the Purchasers parties thereto, and PNC Bank, Ohio, National Association ("PNC"), as L/C Issuing Bank, as lender under Swing Line Advances and as Agent for the Purchasers (in such capacity "Agent"), in the form and containing such terms and provisions as any officer of any member of the Company executing the same shall deem necessary and appropriate.

    Dated: July 9, 1997.


                                AKSR INVESTMENTS, INC.



                                By: /s/ Richard E. Newsted
                                   --------------------------------------
                                    Richard E. Newsted, President



                                AKS INVESTMENTS, INC.



                                By: /s/ Richard E. Newsted
                                   --------------------------------------
                                    Richard E. Newsted, President